SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2009

                             Campello Bancorp, Inc.
                            -----------------------
             (Exact name of registrant as specified in its charter)

        Maryland                   001-34191                  26-3594704
----------------------------  ----------------------   ------------------------
(State or other jurisdiction   (Commission File No.)      (Identification No.)
of incorporation)



1265 Belmont Street, Brockton, Massachusetts                     02301
---------------------------------------------                -------------
 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (508) 587-3210


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.        Other Events.

     On March 19, 2009, the respective Boards of Directors of Campello Bancorp (the "Mutual Holding Company"), The Community Bank, A Massachusetts Co-Operative Bank, and Campello Bancorp, Inc. (the "Stock Holding Company") terminated the mutual-to-stock conversion of the Mutual Holding Company and associated public stock offering by the Stock Holding Company. The Stock Holding Company intends to apply to the U.S. Securities and Exchange Commission for an order granting the withdrawal of its Registration Statement on Form S-1 (SEC File No. 333-152391), as amended, together with all exhibits thereto.

     A copy of a press release, with details of the termination,  is attached as
Exhibit 99 to this report.

Item 9.01.     Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

           Exhibit No.                      Description
           -----------                      -----------
             99                        Press Release, dated March 23, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     CAMPELLO BANCORP, INC.


DATE:  March 23, 2009                By:    /s/ David W. Curtis
                                            ------------------------------------
                                     David W. Curtis
                                     President and Chief Executive Officer



                                       3